Exhibit 99.2

Local.com Corporate Presentation August 2010

Forward Looking Statements; Non-GAAP Financial Measures Forward-Looking Statements: All statements other than statements of historical fact included in this document regarding our anticipated financial position, business strategy and plans and objectives of our management for future operations, are forward-looking statements. When used in this document, words such as 'anticipate,' 'believe,' 'estimate,' 'plans,' 'expect,' 'intend,' 'projects,' and similar expressions and phrases, as they relate to Local.com or our management, identify forward-looking statements. Any forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, our ability to monetize the Local.com domain, incorporate our local-search technologies, market the Local.com domain as a destination for consumers seeking local-search results, grow our business by enhancing our local-search services, successfully expand and implement our direct subscription advertising sales efforts, increase the number of businesses that purchase our subscription advertising products, expand our Advertiser and Distribution Networks, integrate and effectively utilize our acquisitions' technologies, develop our products and sales, marketing, finance and administrative functions and successfully integrate our expanded infrastructure, as well as our dependence on major advertisers, competitive factors and pricing pressures, changes in legal and regulatory requirements, and general economic conditions. Any forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason. This document includes the non-GAAP financial measure of "Adjusted Net Income/Loss" which we define as net income/loss excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges, warrant revaluation charges and non-recurring items. Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, in the company's press release dated April 22, 2010, as furnished on the Company's Form 8-K filed with the Securities and Exchange Commission on April 22, 2010. Management believes that Adjusted Net Income/Loss provides useful information to investors about the company's performance because it eliminates the effects of period-to-period changes in income from interest on the company's cash and marketable securities, expense from the company's financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company's business operations. Management uses Adjusted Net Income/Loss in evaluating the overall performance of the company's business operations. A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company's net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net Income/Loss in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted Net Income/Loss provides investors with an additional tool for evaluating the company's core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company's financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

What We're Doing Our Mission Statement: To be the leader at enabling businesses and consumers to find each other and connect. Our Growth Strategy: Reach more consumers via useful products on owned and third-party sites, and monetize those consumers with a range of high-value ad products.

Timeline 1999 - 2004 2005 - 2010 1

Local.com

Corporation

- NASDAQ: LOCM
- A local search business with large search market share
  - ~20 MM MUVs
  - Top 10 US search engine*
  - Largest private label local search network in US**
  - Top 3 fastest-growing in local online advertising***
- 2010 guidance: $87-$90 MM, up 57%
  - Operating at ~15% Adjusted Net Income, up ~100% Y/Y
- Advertising revenue model
  - >70,000 direct small business customers
  - Ad feeds by Yahoo!, Superpages.com, Yellowpages.com and many more
- >100 employees in Irvine and Redondo Beach, California



"Over the next five years… 39% ($5.1 billion) of the ad spending on print yellow pages will VANISH as small businesses shift marketing budgets online."

"Say Goodbye to Yellow Pages"
A Borrell Associates report published July 2008

2

* Nielsen MegaView Search. September 14, 2009;. ** The Kelsey Group. August 2008. *** Borrell Associates. November 2009

How We Operate Regional Media 'Partner traffic' ~41k sites 30% of revenue Advertisers >70k direct subscribers represent 17% of revenue Ad feeds from partners All numbers as of Q2, 2010 3 Consumers 'Our traffic' About 15MM MUVs 53% of revenue OCTANE360 Managed by SAS Intersects all three businesses

Multiple Products & Revenue Sources 4

Why Local Search? * Jupiter Research, Paid Search Through 2009. ** The Kelsey Group The future of search advertising is: Commercial search is inherently local About 80% of our incomes are spent within 25 miles of our homes 38% of searches on the internet today are commercial* 24% of searches are LOCAL and COMMERCIAL Local searchers CONVERT into buyers LOCAL + COMMERCIAL = explicit search = greater purchasing intent Advertisers targeting consumers where they spend their time Consumers spending more time searching online Search is directional - an explicit need Advertisers are increasingly favoring local online advertising "...we expect local search growth to outpace top-line search growth through 2013... Local businesses... are going to make a sustained effort to build Web sites, buy search, add content and actively manage their online presence." The Kelsey Group; March 2009 L-O-C-A-L 5

Local.com

Experienced Team with Strategy Discipline



Heath Clarke
Chairman & CEO
11 years

20+ yrs exp
- VP eCommerce LanguageForce
- CEO/Founder AFP (Australia)



Bruce Crair
Pres. & COO
5 years

20+ yrs exp
- Co-founder/COO ZeroDegrees
- President Cox/Sprint PCS
- President/COO eVoice



Brenda Agius
CFO
1 year

16+ yrs exp
- CFO Miva, Neighborhood America, SlingPage
- CPA; Big 4 Exp.



Michael Plonski
CTO
Aug '09

15+ yrs exp
- SVP/CIO & COO Digital Martha Stewart Living Omnimedia
- VP, CTO Tribune Information Systems, Tribune Interactive



Richard Szatkowski
SVP, GM Network, SAS
Nov '09

15+ yrs exp
- SVP, Autobytel
- Senior Mgr., Miva



Rajan Mohan
SVP, GM O&O
Apr '10

13+ yrs exp
- Director, AOL Europe
- Principal Consultant, Hughes Network Systems



Scott Reinke
General Counsel



Peter Hutto
SVP Corp. Dev.



Ken Cragun
VP Finance



Heather Dilley
VP HR



Peter Mathews
VP Engineering



Eileen Licitra
VP Product Mgmt.



Adam Rioux
VP OCTANE360

6

Patented Technologies 4 patents issued, 10 pending in local, mobile, Octane Lucene core Multiple databases with millions of SMB listings to validate business information We crawl the web and use our proprietary Keyword DNA(tm) + web indexing algorithms to generate all our search results 11 7

O&O - www.local.com Flagship property About 15MM MUVs Direct subscription advertisers Ad feeds incl. display, performance ads High monetization Local business content Coupons, pictures, video, social ratings & reviews, bookings, special offers 8

O&O - Hyperlocal Sites High-ranking hyperlocal geo-category sites Owned by Local.com but 'leased' to local businesses as advertising High visibility & value to advertiser High relevance & functionality to user High revenue & margin to Local.com 9

O&O - Target Market Over half of our O&O traffic is the 'Soccer Mom' demographic Aged between 25-45 with one child or more at home Controls significant portion of the household purse strings Typically spends 80% of that money within 20 miles of home 89% of in-store purchasers in key categories have conducted online research* 82% of people visiting local search sites follow-up with offline action (store visit/call)* Soccer mom + local + commercial = ad sponsors Site monetization ~$100+ RPM Search Term Click Bids Premium DUI Attorney $2.86 1,400% San Diego DUI Attorney $37.19 1,400% Flowers $1.51 260% Flowers San Francisco $4.01 260% Dentist $1.15 700% Dentist Los Angeles $8.51 700% Storage $1.27 609% Storage Denver $9.00 609% Divorce $1.68 430% Divorce Orange County $7.27 430% Plastic Surgery $2.27 860% Plastic Surgery Los Angeles $19.60 860% Wedding Photographer $0.75 500% Orlando Wedding Photographer $3.66 500% Movers $3.63 440% Movers New York $15.89 440% * TMP/Yahoo-comScore study - 2007 10

O&O - Growth Strategy A larger ecosystem with greater defensibility and higher margins 11

Network - Three Market Segments We distribute our search results and content to other sites and monetize their local search queries with our ads We share in revenue generated from those ads with the sites 12 100+ search engines We monetize their traffic with ads and pay them a revenue share 700+ regional media sites We develop SEO traffic via our private label solution We monetize this traffic with ads and pay them a revenue share 40,000+ sites under management We develop SEO traffic via our content platform We monetize this traffic with ads and pay them a revenue share

Network - Growth Strategy 13 A larger ecosystem with greater defensibility and higher margins

SAS = Traffic Monetization

- SAS
  - Incoming Ad Feeds
  - Direct Customers
  - Wholesale ad products (new)

- >70k direct SMB customers, plus ad feeds from partners
- Overall average of ~$40 per month subscription
  - Most billed via phone bill – inefficient
  - We recognize what we collect (~50%) as revenue
- Most customers acquired in one-time 'block transactions'
  - Efficient model with payback <18 months

www.local.com ad feeds from partners:

superpages.com, Citysearch, ReachLocal, YAHOO!, BUSINESS.COM

Webhosting – retail $20-$49/mo



LocalPromote – retail $50-$199/mo


Local Favorites
Pacific Coast Siding Door Repai...
Bennett's Plumbing, Inc.
Picasso Custom Painting & Veneti...

ExactMatch – retail $99-$500+/mo


NEW

14

Sales & Ad Services - Growth Strategy Higher monetization allows us to compete for increased distribution Increased distribution attracts more advertisers 'Virtuous cycle' 15

M&A Strategy 16 Completed a handful of transactions in the past 18 months Most recent: OCTANE360 All were accretive or near-term accretive We expect more SAS block-transactions Continue to look at new opportunities all the time

Revenues & Adjusted EPS Mid-range of Guidance Revenues $mil Adjusted Net Income/share Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items 17

Local.com

P&L Trend and Guidance

Description	Actual Q1-09	Actual Q2-09	Actual Q3-09	Actual Q4-09	Actual FY-09	Actual Q1-10	Actual Q2-10	Estimate Q3-10
Revenue	$ 11,064	$ 13,726	$ 15,128	$ 16,364	$ 56,282	$ 18,631	$ 23,004	$23,000-$23,500
Sequential revenue growth	*16%*	*24%*	*10%*	*8%*	*47%*	*14%*	*23%*	
Operating expenses:								
Cost of Revenues	7,524	7,735	8,858	9,837	33,954	10,802	13,176	
Sales and marketing	3,080	2,995	3,080	2,803	11,958	3,098	3,945	
General and administrative	2,107	1,871	1,698	1,728	7,404	1,914	2,209	
Research and development	856	735	964	988	3,543	1,112	1,142	
Amortization of intangibles	355	724	722	723	2,524	1,230	1,454	
Total operating expenses	13,922	14,060	15,322	16,079	59,383	18,156	21,926	
Operating income (loss)	(2,858)	(334)	(194)	285	(3,101)	475	1,078	
Interest and other income (expense)	3	1	(18)	(13)	(27)	(56)	(61)	
Change in fair value of warrant laibility	(510)	(723)	(1,175)	(573)	(2,981)	(272)	335	
Income (loss) before income taxes	(3,365)	(1,056)	(1,387)	(301)	(6,109)	147	1,352	
Provision for income taxes	1	-	-	157	158	13	122	
Net income (loss)	$ (3,366)	$ (1,056)	$ (1,387)	$ (458)	$ (6,267)	$ 134	$ 1,230	
Adjusted Net income (loss)	$ (1,189)	$ 943	$ 1,317	$ 1,970	$ 3,041	$ 2,575	$ 3,451	$3,500-$3,600
Weighted average shares	14,433	14,666	14,796	15,512	14,714	15,918	17,342	17,500
Net income (loss) per share	$ (0.23)	$ (0.07)	$ (0.10)	$ (0.03)	$ (0.44)	$ 0.01	$ 0.07	
Adjusted Net income (loss) per share	$ (0.08)	$ 0.06	$ 0.09	$ 0.13	$ 0.21	$ 0.16	$ 0.20	$0.20-$0.21

Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring items

18

Reconciliation: Adjusted Net Income to GAAP Net Income 19 Actual Actual Actual Actual Actual Actual Actual Estimate Description Q1-09 Q2-09 Q3-09 Q4-09 FY-09 Q1-10 Q2-10 Q3-10 Adjusted Net income (loss) (1,189) $ 943 $ 1,317 $ 1,970 $ 3,041 $ 2,575 $ 3,451 $ $3,500-$3,600 Plus interest and other income (expense), net 3 1 (18) (13) (27) (56) (61) (50) Less provision for income taxes (1) - - (157) (158) (13) (122) (70)-(90) Less amortization of intangibles (355) (724) (722) (723) (2,524) (1,230) (1,454) (1,500) Less depreciation (170) (142) (152) (270) (734) (246) (259) (490) Less stock-based compensation (486) (549) (637) (692) (2,364) (624) (660) (590) Less revaluation of warrants (510) (723) (1,175) (573) (2,981) (272) 335 Less non-recurring charges: Acquisition-related charges and change in officer (658) - - - (658) - Gain on contract settlement - 138 - - 138 - GAAP Net income (loss) (3,366) $ (1,056) $ (1,387) $ (458) $ (6,267) $ 134 $ 1,230 $

Revenue by Business Unit 20 Of the 47% in revenue growth from 2008 to 2009, 36% was organic and 11% via acquisitions Note: Revenue numbers above rounded to the nearest tenth of one million dollars. Revenue by Product Line Q1-09 Q2-09 Q3-09 Q4-09 FY-09 Growth from FY-08 Q1-10 Q2-10 Growth from Prior Qtr. O&O 8.2M $ 9.1M $ 10.0M $ 9.4M $ 36.7M $ 20% 10.7M $ 12.1M $ 13% Network 1.6M 2.3M 3.1M 5.0M 12.0M 90% 5.2M 7.0M 35% SAS 1.3M 2.3M 2.0M 2.0M 7.6M 485% 2.7M 4.0M 48% Total revenue 11.1M $ 13.7M $ 15.1M $ 16.4M $ 56.3M $ 47% 18.6M $ 23.0M $ 24% Total revenue sequential growth 16% 23% 10% 9% 47% 13% 24% "Same Store" revenue (excluding acquired) 10.4M $ 12.3M $ 14.0M $ 15.3M $ 52.0M $ 36% 17.0M $ 20.6M $ 21% Same Store sequential growth 8% 18% 14% 9% 36% 11% 21%

Q2 Balance Sheet & Capitalization June 30, 2010 Cash $15,049 $15,049 Accounts Receivable 15,776 15,776 Total Assets 55,797 55,797 Total Debt 3,000 3,000 Total Liabilities 21,456 21,456 Shareholders Equity $34,341 $34,341 June 30, 2010 Common 16,562 Options 1 3,495 Warrants 1 1,334 Fully Diluted 21,391 Options and warrants represent approximately $27MM in cash Additional Data: In June 2010 the Company closed on a $30 million credit facility. $3 million remains outstanding under the line of credit. Total authorized shares 65,000,000 common and 10,000,000 preferred 8,000,000 share registered shelf - available for future capital needs 21

Thank You Heath Clarke - CEO hclarke@local.com Brenda Agius - CFO bagius@local.com 949 784 0800 http://corporate.local.com Local search for business, products & services

Appendix: Key Investment Considerations Attractive Position in Growing Market Attractive Financial Characteristics Strong Operating Model Seasoned Executives & Board Rapidly growing company in a rapidly growing market Beneficiary of secular trend towards online ad spend by SMBs Multiple revenue streams with adjusted earnings Growth strategies improve operating leverage ~$15.0 mil cash 6/30/10 and >$45mil in NOL >70k small business customers with highly recurring revenues Experienced executive team focused on execution with strategy discipline Board focus on corporate governance and shareholder value * The Kelsey Group 2009